UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

______________________

FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): December 22, 2014

Turbine Truck Engines, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	333-109118	59-3691650
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1575 Aviation Center Parkway, Suite 433, Daytona Beach, Florida 32117

(Address of principal executive offices)

386-275-1515

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 17, 2014, the Company filed a Certificate of Correction (Exhibit 3.01) with the Nevada Secretary of State’s office to correct an administrative error discovered by the Company in the Company’s corporate records with the Nevada Secretary of State’s office.

That Certificate of Correction clarifies that the Company’s authorized stock consists of (a) Four Hundred, Ninety-nine million (499,000,000) shares of Common Stock, Par Value $0.001; and (b) One Million (1,000,000) shares of Preferred Stock, Par Value $0.001, which the Company had previously authorized and recorded with the Nevada Secretary of State’s office on February 20, 2008.

Additionally, that Certificate of Correction clarifies that the Company’s Board of Directors had on March 16, 2012 designated Five Hundred Thousand (500,000) shares of its Preferred Stock as “Series A Convertible Preferred” stock. All of the Five Hundred Thousand (500,000) shares of Series A Convertible Preferred stock were issued to Michael Rouse, the Company’s President. On December 18, 2014, Mr. Rouse converted all of the Series A Convertible Preferred stock he once held into the Company’s common stock pursuant to the terms thereof.

On December 19, 2014, the Company filed a Certificate of Change Pursuant to NRS 78.209 (Exhibit 3.02) to amend the Company’s Articles of Incorporation to reflect that the Board has resolved to (a) terminate the designation of Five Hundred Thousand (500,000) shares of its Preferred Stock as “Series A Convertible Preferred” and (b) to clarify that the Company’s authorized stock remains Four Hundred, Ninety-nine million (499,000,000) shares of Common Stock, Par Value $0.001 and One Million (1,000,000) shares of Preferred Stock, Par Value $0.001.

Additionally, the Company’s Board of Directors has terminated the designation of Three Hundred Fifty Thousand (350,000) shares of its “Series B Preferred” stock previously approved on June 18, 2014 by the Board. This Series B Preferred designation was never filed with the Nevada Secretary of State’s office and no shares were ever issued.

With the Company terminating both the Series A Convertible Preferred and the Series B Preferred designations, the Company maintains its current authorized class of One Million (1,000,000) Preferred shares with no Series designation being authorized, issued or outstanding.

Item 9.01 Financial Statements and Exhibits

3.01	Certificate of Correction to Articles of Amendment to Articles of Incorporation

3.02	Certificate of Change Pursuant to NRS 78.209

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Turbine Truck Engines, Inc.

Dated: December 22, 2014	By:	/s/ Enzo Cirillo
Enzo Cirillo
Interim CEO